SUPPLEMENT DATED MAY 1, 2020

TO

PROSPECTUS DATED MAY 1, 2003

WEALTHQUEST VARIABLE ANNUITY II
ISSUED BY
AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT

This supplement amends your prospectus.  Please read it carefully and keep it with your prospectus for future reference.

As American National Insurance Company will observe the Thanksgiving and Christmas holidays by being closed for business on Friday, November 27, 2020 and Thursday, December 24, 2020, in the sub-section entitled “Contract Transactions” on page 17 is amended to read as follows:

Surrenders and transfers requested by you and purchase payments (except for “Proper Lockbox Payments” as defined in the “Contract Application and Purchase Payments” section, made by you are processed only on Valuation Dates that American National Insurance Company is open for business.  American National Insurance Company is closed for business on Friday, November 27, 2020 and Thursday, December 24, 2020, in observation of the Thanksgiving and Christmas holidays.  On Valuation Dates American National Insurance Company is closed for business, only automated transactions (i.e. monthly deductions, periodic charges, dollar cost averaging program, portfolio rebalancing program, systematic withdrawal program) and “Proper Lockbox Payments” as defined in the “Contract Application and Purchase Payments” section are processed.  All other transactions will be processed on the next Valuation Date that we are open for business.

In addition to the above information, effective April 28, 2020, the Federated Fund name has changed as well as each individual fund’s name as follows:

Federated Hermes Insurance Series
•Federated Hermes Managed Volatility Fund II, Primary Shares
•Federated Hermes Fund for U.S. Government Securities II
•Federated Hermes High Income Bond Fund II, Primary Shares

These fund references appear on the Cover, and on pages 4, 6, 15 and 38.

The investment objective for the Federated Hermes Managed Volatility Fund II – Primary Shares has been updated to state “seeks to achieve high current income and moderate capital appreciation”.

The investment objective for the Federated Hermes Fund for U.S. Government Securities II has been updated to state “seeks current income”.